                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3275

                       Smith Barney Investment Funds Inc.
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                            Christina T. Sydor, Esq.
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)
       Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  April 30
Date of reporting period: April 30, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND
--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  APRIL 30, 2003



                                                                        [LOGO]

       [LOGO] Smith Barney                                                HANSBERGER
          Mutual Funds                                                       GLOBAL
                                                                        INVESTORS, INC.
Your Serious Money. Professionally Managed/R/

[LOGO] Your Serious Money. Professionally Mangaed./R/ is a registered service mark of Citigroup Global Markets Inc.

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

Smith Barney
Hansberger Global Value Fund



The Smith Barney Hansberger Global Value Fund seeks long-term capital growth. It seeks to achieve this objective by investing primarily in the common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers.



 WHAT'S INSIDE

Letter From the Chairman..........................  1

Manager Overview..................................  2

Fund Performance..................................  4

Fund at a Glance..................................  5

Schedule of Investments...........................  6

Statement of Assets and Liabilities...............  9

Statement of Operations........................... 10

Statements of Changes in Net Assets............... 11

Notes to Financial Statements..................... 12

Financial Highlights.............................. 17

Independent Auditors' Report...................... 19

Additional Information............................ 20

Tax Information................................... 22

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN

Chairman, President and Chief Executive Officer

Dear Shareholder,

The philosopher Bertrand Russell famously remarked that, "Change is one thing, progress is another." You will notice in the following pages that we have begun to implement some changes to your shareholder report. Our aim is to make meaningful improvements in reporting on the management of your Fund and its performance, not just to enact change for change's sake. Please bear with us during this transition period.

We know that you have questions about Fund managers' decisions and plans, and we want to be sure that you have easy access to the information you need. Keeping investors informed is, and always will be, one of my top priorities as Chairman of your Fund. To that end, we encourage you to go to our website: www.smithbarneymutualfunds.com* where you can find performance and distribution information as well as portfolio-specific insight on your Fund.

I invite you to read this report in full. Please take the opportunity to talk to your financial adviser about this report or any other questions or concerns you have about your Fund and your financial future. As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer

May 15, 2003

--------
*Matters referenced are not incorporated by reference unless otherwise stated.

1 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to Shareholders

                               MANAGER OVERVIEW

[PHOTO]

Thomas L. Hansberger

THOMAS L. HANSBERGER, CFA, CIC

Chairman and Chief Executive Officer, Hansberger Global Investors, Inc.

Performance Review
For the 12 months ended April 30, 2003, Class A shares of the Smith Barney Hansberger Global Value Fund ("Fund"), without sales charges, returned -19.71%. The Fund performed worse than its unmanaged benchmark the MSCI ACWI (All Country World Index) Free Index,/i/ which returned -14.17% for the same period. It also underperformed its Lipper peer group of global funds, which returned -16.75% for the same period./1/ The Fund's underperformance was mainly attributable to its underweight of the U.S. issuers and its overweight of European issuers.

Overview
The period proved to be another tough one for global equities. For the period, the MSCI ACWI Free Index marked the third consecutive year of negative returns for global equities. During this period, a number of issues plagued global equity markets including: rising tensions and an eventual armed conflict between U.S.-led coalition forces and Iraq; concerns about North Korea and its nuclear capability; the sudden and rapid spread of Severe Acute Respiratory Syndrome ("SARS"); ongoing revelations of misdeeds by a number of corporations and their officers; and other concerns related to corporate governance. Each of these issues had a profoundly negative impact on business, consumer and investor confidence and on an already fragile global economy. The end result was a significant and broad-based decline in global stock markets that left many investors without effective sanctuary.

To put the broad nature of this decline into perspective, consider that each of the six geographic regions/ii/ that are represented in the benchmark index posted negative returns during this period, with five of the six posting double-digit losses. Moreover, all 10 of the global economic sectors/iii/ represented in the benchmark posted negative returns during the period, with nine of those posting double-digit losses.

Over the period, our disciplined, bottom-up investment process has led us to overweight allocations vis-a-vis the benchmark to the Pacific region excluding Japan, Europe excluding the United Kingdom and Emerging Market regions, and an underweight allocation to the North American region. Many of the Fund's investments in the Pacific and Emerging Market regions were battered during the first quarter of 2003 following the revelation of the SARS outbreak. With respect to Europe and the U.S., we have been wrong. Despite valuation levels that we believe are some 20%-25% lower than those of the U.S. market, European stocks continued to underperform U.S. equities last year. Clearly, being underweight the U.S. market and overweight Europe negatively impacted performance this past year.

Late 2002 additions in battered retail stocks contributed positively to returns as stocks such as Best Buy Co., Inc., The Home Depot, Inc. and The Gap, Inc. have recovered sharply in early 2003. The other two top contributors were Thailand-based Advanced Info Service Public Co. Ltd. (telecommunications) and Russia-based Surgutneftegaz (energy). Investments that detracted from performance include The AES Corp. (utilities), Alstom (industrials) and Electronic Data Systems Corp. ("EDS") (information technology). The Fund sold AES and Alstom during 2002 while it still maintains an investment in EDS.

--------
/1/Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended April 30, 2003, calculated among 315 funds in the global funds category with reinvestment of dividends and capital gains excluding sales charges.

2 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to Shareholders

Over the past three years, many companies, good and bad, have seen their share prices collapse. In accordance with the Fund's investment objectives, we have used this generally negative period for stocks as an opportunity to invest in a roster of companies that were trading at a discount to our assessment of their intrinsic value at the time of purchase. Importantly, many of these companies are leaders in their respective industries, sectors or geographical regions.

Thank you for your investment in the Smith Barney Hansberger Global Value Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Thomas L. Hansberger
Thomas L. Hansberger, CFA, CIC
Chairman and Chief Executive Officer, Hansberger Global Investors, Inc.

May 15, 2003

The information provided in this letter by the Subadviser is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the Manager.

Portfolio holdings and breakdowns are as of April 30, 2003 and are subject to change. Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund's holdings.

--------
  /i/The MSCI ACWI Free Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.
 iiRegions followed are North America, Europe Ex UK, United Kingdom, Japan,
   Pacific Ex Japan and Emerging Markets.
/iii/Sectors are those included in the MSCI/S&P Global Industry Classification.

3 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


                                   Without Sales Charges/(1)/
                               -----------------------------------
                               Class A  Class B  Class L  Class Y
------------------------------------------------------------------
Twelve Months Ended 4/30/03    (19.71)% (20.36)% (20.28)% (19.30)%
-----------------------------------------------------------------
Five Years Ended 4/30/03        (7.32)   (8.04)   (8.04)   (6.91)
-----------------------------------------------------------------
Inception* through 4/30/03      (4.52)   (5.25)   (5.25)   (6.05)
-----------------------------------------------------------------

                                     With Sales Charges/(2)/
                               -----------------------------------
                               Class A  Class B  Class L  Class Y
------------------------------------------------------------------
Twelve Months Ended 4/30/03    (23.72)% (24.34)% (21.89)% (19.30)%
-----------------------------------------------------------------
Five Years Ended 4/30/03        (8.26)   (8.22)   (8.22)   (6.91)
-----------------------------------------------------------------
Inception* through 4/30/03      (5.43)   (5.25)   (5.43)   (6.05)
-----------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                         Without Sales Charges/(1)/
-------------------------------------------------------------------
Class A (Inception* through 4/30/03)                   (21.95)%
-----------------------------------------------------------------
Class B (Inception* through 4/30/03)                   (25.11)
-----------------------------------------------------------------
Class L (Inception* through 4/30/03)                   (25.11)
-----------------------------------------------------------------
Class Y (Inception* through 4/30/03)                   (27.46)
-----------------------------------------------------------------
(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 * The inception date for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.

4 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to Shareholders

 SMITH BARNEY HANSBERGER GLOBAL VALUE FUND AT A GLANCE (UNAUDITED)


Value of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Hansberger Global Value Fund vs. MSCI ACWI (All Country World Index) Free Index+
--------------------------------------------------------------------------------
                          December 1997 -- April 2003

                  [CHART]

                Smith Barney     Smith Barney       Smith Barney
                Hansberger       Hansberger         Hansberger
                Global Value     Global Value       Global Value      MSCI
                Fund --          Fund --            Fund --           ACWI
                Class A          Class B            Class L           Free
                Shares           Shares             Shares            Index
               ------------     -------------      -------------     ---------
Dec 19, 1997     $ 9,500          $10,000            $ 9,896          $10,000
Apr 1998          10,843           11,387             11,268           11,492
Apr 1999          10,131           10,559             10,449           13,226
Apr 2000          11,119           11,494             11,366           14,946
Apr 2001           9,996           10,250             10,144           12,508
Apr 2002           9,235            9,404              9,297           10,937
Apr 30, 2003       7,415            7,489              7,411            9,387


+Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2003. The MSCI ACWI Free Index includes 47 markets, of which emerging markets represent approximately 9.5% and excludes shares which are not readily purchased by non-local investors. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

5 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                          APRIL 30, 2003



  SHARES                          SECURITY                             VALUE
----------------------------------------------------------------------------------
STOCK -- 97.6%
Brazil -- 1.1%
    54,000 Companhia Vale do Rio Doce ADR                           $  1,425,600
-------------------------------------------------------------------------------
France -- 8.8%
   104,000 Arcelor+(a)                                                 1,179,104
    28,000 Aventis S.A.+                                               1,424,773
   153,000 Axa+                                                        2,328,254
   145,000 European Aeronautic Defence and Space Co.+                  1,350,498
    10,000 Groupe Danone+                                              1,417,751
   100,000 Suez S.A.+                                                  1,631,309
    20,000 Total Fina Elf S.A.                                         2,627,536
-------------------------------------------------------------------------------
                                                                      11,959,225
-------------------------------------------------------------------------------
Germany -- 2.7%
    32,000 E.On AG+                                                    1,534,571
    22,000 Linde AG+                                                     830,436
    35,000 Volkswagen AG+                                              1,232,706
-------------------------------------------------------------------------------
                                                                       3,597,713
-------------------------------------------------------------------------------
Hong Kong -- 4.6%
   285,581 HSBC Holdings PLC+                                          3,121,634
   422,600 Hutchinson Whampoa Ltd.                                     2,351,676
   260,000 Wing Hang Bank Ltd.                                           816,766
-------------------------------------------------------------------------------
                                                                       6,290,076
-------------------------------------------------------------------------------
Italy -- 1.3%
   125,000 ENI S.p.A.+                                                 1,784,768
-------------------------------------------------------------------------------
Japan -- 6.4%
    35,000 CANON INC.                                                  1,416,695
    16,000 Mabuchi Motor Co., Ltd.                                     1,197,178
   550,000 Mazda Motor Corp.+                                            969,936
    79,000 Omron Corp.                                                 1,273,766
    43,000 Promise Co., Ltd.                                           1,408,297
    11,000 Rohm Co. Ltd.                                               1,135,287
    50,000 Sony Corp.                                                  1,217,669
-------------------------------------------------------------------------------
                                                                       8,618,828
-------------------------------------------------------------------------------
Mexico -- 2.1%
    60,055 Cemex S.A. de C.V. ADR+                                     1,372,257
    49,000 Telefonos de Mexico S.A. de C.V. ADR, Class L Shares        1,480,290
-------------------------------------------------------------------------------
                                                                       2,852,547
-------------------------------------------------------------------------------
The Netherlands -- 4.4%
    60,000 Akzo Nobel N.V.                                             1,336,354
    60,000 DSM N.V.                                                    2,629,772
   119,000 ING Groep N.V.                                              1,935,935
-------------------------------------------------------------------------------
                                                                       5,902,061
-------------------------------------------------------------------------------
Russia -- 0.1%
     5,331 Surgutneftegaz ADR+                                           104,221
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

6 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              APRIL 30, 2003


  SHARES                   SECURITY                     VALUE
-----------------------------------------------------------------
Singapore -- 3.0%
   390,000 DBS Group Holdings Ltd.                   $  1,912,573
   406,000 Singapore Airlines Ltd.                      2,162,679
-----------------------------------------------------------------
                                                        4,075,252
-----------------------------------------------------------------
South Korea -- 3.1%
    52,000 Kookmin Bank ADR                             1,432,600
    37,000 POSCO ADR                                      760,350
    16,000 Samsung Electronics Co., Ltd. GDR (b)        2,000,000
-----------------------------------------------------------------
                                                        4,192,950
-----------------------------------------------------------------
Switzerland -- 5.3%
    11,800 Nestle S.A., Registered B Shares+            2,408,341
    39,000 Novartis AG+                                 1,540,137
    25,000 Roche Holding AG                             1,592,545
     5,200 Swisscom AG                                  1,610,186
-----------------------------------------------------------------
                                                        7,151,209
-----------------------------------------------------------------
Thailand -- 1.5%
 1,995,000 Advanced Info Service Public Co. Ltd.        2,095,833
-----------------------------------------------------------------
United Kingdom -- 12.1%
   194,000 Amersham PLC                                 1,395,631
   244,000 Amvescap PLC                                 1,326,986
    77,072 GlaxoSmithKline PLC                          1,545,937
   153,435 GUS PLC                                      1,419,181
   871,870 Kingfisher PLC                               3,409,795
   194,683 Lloyds TSB Group PLC                         1,281,432
   205,819 Standard Chartered PLC                       2,297,939
   237,000 Unilever PLC                                 2,331,423
   690,000 Vodafone Group PLC                           1,363,056
-----------------------------------------------------------------
                                                       16,371,380
-----------------------------------------------------------------
United States -- 41.1%
    91,000 Albertson's Inc.                             1,807,260
    37,000 American International Group, Inc.           2,144,150
    82,000 Applera Corp. -- Applied Biosystems Group    1,437,460
   365,000 AT&T Wireless Services Inc. (a)              2,357,900
    27,500 Bank of America Corp.                        2,036,375
    80,500 Baxter International Inc.                    1,851,500
    65,000 Best Buy Co., Inc. (a)                       2,247,700
    50,000 Caterpillar, Inc.                            2,630,000
    55,000 Deere & Co.                                  2,421,650
   113,000 Electronic Data Systems Corp.                2,050,950
   167,000 The Gap, Inc.                                2,777,210
    97,000 The Home Depot, Inc.                         2,728,610
    34,000 International Business Machines Corp.        2,886,600
    99,200 J.P. Morgan Chase & Co.                      2,911,520
   104,000 McDonald's Corp.                             1,778,400
    50,000 Merrill Lynch & Co., Inc.                    2,052,500
    83,000 MetLife, Inc.                                2,384,590
    80,000 Microsoft Corp.                              2,045,600
    85,400 Pfizer Inc.                                  2,626,050
    50,000 Schlumberger Ltd.                            2,096,500
   144,000 Teradyne, Inc. (a)                           1,670,400

                      See Notes to Financial Statements.


7 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              APRIL 30, 2003



  SHARES                                         SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------
United States -- 41.1% (continued)
   250,000 Unisys Corp. (a)                                                                      $  2,600,000
    43,000 Verizon Communications Inc.                                                              1,607,340
   125,000 The Walt Disney Co.                                                                      2,332,500
    51,600 Wyeth                                                                                    2,246,148
-------------------------------------------------------------------------------------------------------------
                                                                                                   55,728,913
-------------------------------------------------------------------------------------------------------------
           TOTAL STOCK
           (Cost -- $141,116,431)                                                                 132,150,576
-------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                         SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.0%
$    1,261 TIMCO Aviation Services, Inc., Sr. Sub. Notes, 8.000% due 1/2/07 (c)
             (Cost -- $0)                                                                                   7
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
 3,287,000 State Street Bank & Trust Co., 1.200% due 5/1/03; Proceeds at maturity -- $3,287,110;
             (Fully collateralized by U.S. Treasury Notes, 1.625% due 4/30/05;
             Market value -- $3,355,000) (Cost -- $3,287,000)                                       3,287,000
-------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $144,403,431*)                                                               $135,437,583
-------------------------------------------------------------------------------------------------------------

 +All or a portion of this security is on loan (See Note 6).
(a)Non-income producing security.
(b)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)Upon maturity notes will convert to common stock.
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ADR -- American Depositary Receipt
  GDR -- Global Depositary Receipt

 LOANED SECURITIES COLLATERAL                                     APRIL 30, 2003

   FACE
  AMOUNT                               SECURITY                                VALUE
---------------------------------------------------------------------------------------
$21,560,715 State Street Securities Navigator Lending Trust Prime Portfolio
            (Cost -- $21,560,715)                                           $21,560,715
---------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

8 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                              APRIL 30, 2003



ASSETS:
  Investments, at value (Cost -- $144,403,431)               $135,437,583
  Loaned securities collateral, at value (Cost --
   $21,560,715) (Note 6)                                       21,560,715
  Foreign currency, at value (Cost -- $2,900)                       2,948
  Cash                                                                  7
  Dividends and interest receivable                             1,088,299
  Receivable for Fund shares sold                                   1,099
-------------------------------------------------------------------------
  Total Assets                                                158,090,651
-------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 6)                      21,560,715
  Management fee payable                                          141,178
  Distribution fees payable                                         5,181
  Payable for open forward foreign currency contracts (Note
   4)                                                                  66
  Payable for Fund shares purchased                                    20
  Other liabilities                                                69,504
  Accrued expenses                                                 68,046
-------------------------------------------------------------------------
  Total Liabilities                                            21,844,710
-------------------------------------------------------------------------
Total Net Assets                                             $136,245,941
-------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                $     15,705
  Capital paid in excess of par value                         199,253,704
  Undistributed net investment income                             633,500
  Accumulated net realized loss from security transactions    (54,688,473)
  Net unrealized depreciation of investments and foreign
   currencies                                                  (8,968,495)
-------------------------------------------------------------------------
Total Net Assets                                             $136,245,941
-------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                         608,723
--------------------------------------------------------------------------
  Class B                                                       1,039,651
--------------------------------------------------------------------------
  Class L                                                         375,719
--------------------------------------------------------------------------
  Class Y                                                      13,680,707
--------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                    $8.67
--------------------------------------------------------------------------
  Class B *                                                         $8.49
--------------------------------------------------------------------------
  Class L **                                                        $8.49
--------------------------------------------------------------------------
  Class Y (and redemption price)                                    $8.69
--------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value
   per share)                                                       $9.13
--------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value
   per share)                                                       $8.58
-------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from the initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).

                      See Notes to Financial Statements.

9 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED APRIL 30, 2003


INVESTMENT INCOME:
  Dividends                                                   $  3,350,599
  Interest                                                         104,778
  Less: Foreign withholding tax                                   (264,069)
-------------------------------------------------------------------------
  Total Investment Income                                        3,191,308
-------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                        1,363,308
  Distribution fees (Note 9)                                       154,762
  Custody                                                           56,246
  Audit and legal                                                   33,789
  Shareholder communications (Note 9)                               29,035
  Registration fees                                                 26,360
  Shareholder servicing fees (Note 9)                               25,079
  Directors' fees                                                   12,206
  Other                                                              7,235
-------------------------------------------------------------------------
  Total Expenses                                                 1,708,020
-------------------------------------------------------------------------
Net Investment Income                                            1,483,288
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTES 3 AND 4):
  Realized Loss From:
   Security transactions (excluding short-term securities)     (23,149,556)
   Foreign currency transactions                                  (136,035)
-------------------------------------------------------------------------
  Net Realized Loss                                            (23,285,591)
-------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
   Security transactions                                       (12,894,906)
   Foreign currency transactions                                    58,074
-------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                      (12,836,832)
-------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                 (36,122,423)
-------------------------------------------------------------------------
Decrease in Net Assets From Operations                        $(34,639,135)
-------------------------------------------------------------------------

                      See Notes to Financial Statements.

     10 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS               FOR THE YEARS ENDED APRIL 30,



                                                       2003          2002
------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $  1,483,288  $  1,437,404
  Net realized loss                                 (23,285,591)   (6,188,911)
  Increase in net unrealized depreciation           (12,836,832)  (10,828,303)
------------------------------------------------------------------------------
  Decrease in Net Assets From Operations            (34,639,135)  (15,579,810)
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 10):
  Net investment income                              (1,129,964)   (1,399,646)
------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
   Shareholders                                      (1,129,964)   (1,399,646)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                    4,720,981    24,128,595
  Net asset value of shares issued for
   reinvestment of dividends                             29,767        22,284
  Cost of shares reacquired                         (18,445,247)  (39,108,212)
------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share
   Transactions                                     (13,694,499)  (14,957,333)
------------------------------------------------------------------------------
Decrease in Net Assets                              (49,463,598)  (31,936,789)
NET ASSETS:
  Beginning of year                                 185,709,539   217,646,328
------------------------------------------------------------------------------
  End of year*                                     $136,245,941  $185,709,539
------------------------------------------------------------------------------
* Includes undistributed net investment income of:     $633,500      $416,211
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     11 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund ("Fund"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Series"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Series consists of this Fund and eight other separate investment funds: Smith Barney Investment Grade Bond Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Government Securities Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and asked price; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each class; management fee and general Fund expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, annually; (j) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     12 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.95% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a subadvisory agreement with Hansberger Global Investors, Inc. ("Hansberger"). Pursuant to the subadvisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Fund. SBFM pays Hansberger a fee of 0.50% of the average daily net assets of the Fund for the services Hansberger provides as subadviser.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended April 30, 2003, the Fund paid transfer agent fees of $20,061 to CTB.

Citigroup Global Markets Inc. ("CGM"), formerly known as Salomon Smith Barney Inc., another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended April 30, 2003, CGM and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2003, CDSC's paid to CGM and sales charges received by CGM were approximately:

                                    Class A Class B Class L
-----------------------------------------------------------
CDSCs                                   --  $13,000     --
-----------------------------------------------------------
Sales charges                       $4,000       -- $2,000
-----------------------------------------------------------

All officers and one Director of the Series are employees of Citigroup or its affiliates.

3. Investments

During the year ended April 30, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

----------------------------------------------
Purchases                           $50,578,817
----------------------------------------------
Sales                                64,099,400
----------------------------------------------

     13 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

At April 30, 2003, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------
Gross unrealized
 appreciation                       $  7,821,179
Gross unrealized depreciation        (16,787,027)
------------------------------------------------
Net unrealized depreciation         $ (8,965,848)
------------------------------------------------

4. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

At April 30, 2003, the Fund had open forward foreign currency contracts as described below. The unrealized loss on the open contracts reflected in the accompanying financial statements were as follows:

                               Local   Market Settlement Unrealized
             Foreign Currency Currency Value     Date       Loss
             ------------------------------------------------------
                 To Sell:
                 Euro          2,637   $2,948   5/2/03      $(66)
             ------------------------------------------------------

5. Concentration of Risk

The Fund's investments in foreign securities may involve risks not present in domestic investments.

Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2003, the Fund loaned stocks having a market value of $20,832,191. The Fund received cash collateral amounting to $21,560,715, which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended April 30, 2003 was $43,663.

     14 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

7. Capital Loss Carryforward

At April 30, 2003, the Fund had, for Federal income tax purposes, approximately $48,073,000 of unused capital loss carryforwards available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for the Fund is indicated below. Expiration occurs on April 30 of the year indicated:

                                      2006      2007       2008       2010        2011
------------------------------------------------------------------------------------------
Carryforward
 Amounts                            $547,000 $1,490,000 $3,985,000 $25,517,000 $16,534,000
-----------------------------------------------------------------------------------------

In addition, the Fund had $6,615,874 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

8. Income Tax Information and Distributions to Shareholders

At April 30, 2003, the tax basis components of distributable earnings were:

------------------------------------------------
Undistributed ordinary income       $    660,543
------------------------------------------------
Accumulated capital losses           (48,072,599)
------------------------------------------------
Unrealized depreciation               (8,968,429)
------------------------------------------------

The difference between book basis and tax basis unrealized depreciation is attributable primarily to mark to market of foreign currency contracts.

The tax character of distributions paid during the year ended April 30, 2003 was:

---------------------------------------------
Ordinary income                     $1,129,964
---------------------------------------------

9. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended April 30, 2003, total Distribution Plan fees incurred, which are accrued daily and paid monthly, were as follows:

                                    Class A Class B  Class L
--------------------------------------------------------------------
Distribution Plan Fees              $14,806 $103,761 $36,195
--------------------------------------------------------------------

For the year ended April 30, 2003, total Shareholder
  Servicing fees were as follows:

                                    Class A Class B  Class L Class Y
--------------------------------------------------------------------
Shareholder Servicing Fees           $7,281  $12,777  $4,912  $109
-------------------------------------------------------------------

For the year ended April 30, 2003, total Shareholder Communication expenses were as follows:

                                    Class A Class B Class L Class Y
-------------------------------------------------------------------
Shareholder Communication Expenses  $7,681  $15,416 $5,845    $93
------------------------------------------------------------------

     15 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

10.Distributions Paid to Shareholders by Class

                                      Year Ended     Year Ended
                                    April 30, 2003 April 30, 2002
-----------------------------------------------------------------
Net Investment Income
Class A                               $   30,945     $   23,286
Class B                                       --             --
Class L                                       --             --
Class Y                                1,099,019      1,376,360
----------------------------------------------------------------
Total                                 $1,129,964     $1,399,646
----------------------------------------------------------------

11.Capital Shares

At April 30, 2003, the Series had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                     Year Ended                Year Ended
                                   April 30, 2003            April 30, 2002
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                      199,633  $  2,087,589   2,087,068  $ 21,297,374
Shares issued on reinvestment      3,490        29,767       2,067        22,284
Shares reacquired               (303,968)   (2,975,607) (2,258,920)  (23,379,159)
---------------------------------------------------------------------------------
Net Decrease                    (100,845) $   (858,251)   (169,785) $ (2,059,501)
---------------------------------------------------------------------------------
Class B
Shares sold                       28,591  $    263,945      42,327  $    446,419
Shares issued on reinvestment         --            --          --            --
Shares reacquired               (302,075)   (2,628,144)   (490,881)   (5,242,777)
---------------------------------------------------------------------------------
Net Decrease                    (273,484) $ (2,364,199)   (448,554) $ (4,796,358)
---------------------------------------------------------------------------------
Class L
Shares sold                       64,573  $    599,491      56,799  $    611,385
Shares issued on reinvestment         --            --          --            --
Shares reacquired               (128,311)   (1,133,165)   (141,803)   (1,519,724)
---------------------------------------------------------------------------------
Net Decrease                     (63,738) $   (533,674)    (85,004) $   (908,339)
---------------------------------------------------------------------------------
Class Y
Shares sold                      204,465  $  1,769,956     166,587  $  1,773,417
Shares issued on reinvestment         --            --          --            --
Shares reacquired             (1,183,404)  (11,708,331)   (812,006)   (8,966,552)
---------------------------------------------------------------------------------
Net Decrease                    (978,939) $ (9,938,375)   (645,419) $ (7,193,135)
---------------------------------------------------------------------------------

     16 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares                           2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                       $10.86    $11.79    $13.14    $12.00    $12.99
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.06      0.04      0.05      0.06      0.37
 Net realized and unrealized gain (loss)   (2.20)    (0.94)    (1.38)     1.11     (1.24)
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (2.14)    (0.90)    (1.33)     1.17     (0.87)
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.05)    (0.03)    (0.02)    (0.03)    (0.12)
------------------------------------------------------------------------------------------
Total Distributions                        (0.05)    (0.03)    (0.02)    (0.03)    (0.12)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $ 8.67    $10.86    $11.79    $13.14    $12.00
------------------------------------------------------------------------------------------
Total Return                              (19.71)%   (7.61)%  (10.10)%    9.75%    (6.56)%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $5,280    $7,704   $10,367   $18,339   $16,974
------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                   1.54%     1.56%     1.49%     1.42%     1.55%
 Net investment income                      0.65      0.35      0.39      0.48      3.42
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       36%       43%      74 %       50%       28%
------------------------------------------------------------------------------------------

Class B Shares                           2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                       $10.66    $11.62    $13.03    $11.97    $12.96
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)              (0.01)    (0.04)    (0.05)    (0.04)     0.29
 Net realized and unrealized gain (loss)   (2.16)    (0.92)    (1.36)     1.10     (1.24)
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (2.17)    (0.96)    (1.41)     1.06     (0.95)
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --        --        --        --     (0.04)
------------------------------------------------------------------------------------------
Total Distributions                           --        --        --        --     (0.04)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $ 8.49    $10.66    $11.62    $13.03    $11.97
------------------------------------------------------------------------------------------
Total Return                              (20.36)%   (8.26)%  (10.82)%    8.86%    (7.27)%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $8,831   $13,993   $20,476   $32,024   $33,316
------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                   2.31%     2.31%     2.29%     2.19%     2.30%
 Net investment income (loss)              (0.13)    (0.33)    (0.39)    (0.32)     2.66
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       36%       43%       74%       50%       28%
------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

     17 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class L Shares                              2003/(1)/   2002/(1)/   2001/(1)/   2000/(1)/  1999/(1)(2)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.65       $11.62      $13.02      $11.97       $12.96
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                (0.01)       (0.04)      (0.05)      (0.04)        0.29
 Net realized and unrealized gain (loss)     (2.15)       (0.93)      (1.35)       1.09        (1.24)
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.16)       (0.97)      (1.40)       1.05        (0.95)
-------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --           --          --          --        (0.04)
-------------------------------------------------------------------------------------------------------
Total Distributions                             --           --          --          --        (0.04)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 8.49       $10.65      $11.62      $13.02       $11.97
-------------------------------------------------------------------------------------------------------
Total Return                                (20.28)%      (8.35)%    (10.75)%      8.77%       (7.27)%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $3,189       $4,680      $6,094      $8,886       $8,725
-------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                     2.34%        2.35%       2.29%       2.21%        2.30%
 Net investment income (loss)                (0.14)       (0.37)      (0.44)      (0.34)        2.67
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         36%          43%         74%         50%          28%
-------------------------------------------------------------------------------------------------------

Class Y Shares                            2003/(1)/   2002/(1)/   2001/(1)/   2000/(1)/    1999/(1)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.87       $11.81      $13.16      $12.03       $13.00
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.11         0.10        0.10        0.11         0.40
 Net realized and unrealized gain (loss)     (2.21)       (0.95)      (1.37)       1.10        (1.22)
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.10)       (0.85)      (1.27)       1.21        (0.82)
-------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.08)       (0.09)      (0.08)      (0.08)       (0.15)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (0.08)       (0.09)      (0.08)      (0.08)       (0.15)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 8.69       $10.87      $11.81      $13.16       $12.03
-------------------------------------------------------------------------------------------------------
Total Return                                (19.30)%      (7.16)%     (9.64)%     10.07%       (6.17)%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $118,946     $159,333    $180,709    $185,122     $159,574
-------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                     1.05%        1.04%       1.06%       1.06%        1.10%
 Net investment income                        1.18         0.92        0.81        0.81         3.73
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         36%          43%         74%         50%          28%
-------------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.

     18 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Hansberger Global Value Fund ("Fund") of Smith Barney Investment Funds Inc. as of April 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
June 13, 2003

     19 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers
The business and affairs of the Smith Barney Hansberger Global Value Fund ("Fund") are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. ("Series"). Information pertaining to the Directors and certain Officers of the Series is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                         Number of
                                                      Term of                                           Portfolios
                                                    Office* and                Principal                in the Fund     Other
                                    Position(s)      Length of               Occupation(s)                Complex   Directorships
                                     Held with         Time                   During Past                Overseen      Held by
Name, Address and Age                  Fund           Served                  Five Years                by Director   Director
---------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
Paul R. Ades                    Director               Since    Law Firm of Paul R. Ades, PLLC;              15         None
Paul R. Ades, PLLC                                     1994     Partner in Law Firm of Murov &
181 West Main Street, Suite C                                   Ades, Esqs.
Babylon, NY 11702
Age 62

Herbert Barg                    Director               Since    Retired                                      42         None
1460 Drayton Lane                                      1994
Wynewood, PA 19096
Age 79

Dwight B. Crane                 Director               Since    Professor, Harvard Business School           49         None
Harvard Business School                                1981
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Frank G. Hubbard                Director               Since    President of Avatar International, Inc.      15         None
Avatar International, Inc.                             1993     (Business Development) (since
87 Whittredge Road                                              1998); Vice President of S&S
Summit, NJ 07901                                                Industries (Chemical Distribution)
Age 65                                                          (1995-1998)

Jerome H. Miller                Director               Since    Retired                                      15         None
c/o R. Jay Gerken                                      1998
Citigroup Global Markets Inc.
399 Park Avenue, 4th Floor
New York, NY 10022
Age 64

Ken Miller                      Director               Since    President of Young Stuff                     15         None
Young Stuff Apparel Group, Inc.                        1994     Apparel Group, Inc. (since 1963)
930 Fifth Avenue
New York, NY 10021
Age 61

Interested Director:
R. Jay Gerken**                 Chairman, President    Since    Managing Director of Citigroup              225         None
CGM                             and Chief Executive    2002     Global Markets Inc. ("CGM");
399 Park Avenue, 4th Floor      Officer                         President and Chief Executive
New York, NY 10022                                              Officer of Smith Barney Fund
Age 52                                                          Management LLC ("SBFM"),
                                                                Travelers Investment Adviser, Inc.
                                                                ("TIA") and Citi Fund
                                                                Management Inc.

     20 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

                                                                                                    Number of
                                                      Term of                                      Portfolios
                                                    Office* and             Principal              in the Fund     Other
                                      Position(s)    Length of            Occupation(s)              Complex   Directorships
                                       Held with       Time                During Past              Overseen      Held by
Name, Address and Age                    Fund         Served               Five Years              by Director   Director
----------------------------------------------------------------------------------------------------------------------------
Officers:
Lewis E. Daidone                    Senior Vice        Since    Managing Director of CGM and           N/A          N/A
CGM                                 President and       1993    Director and Senior Vice President
125 Broad Street, 11th Floor        Chief                       of SBFM and TIA
New York, NY 10004                  Administrative
Age 45                              Officer

Richard L. Peteka                   Chief Financial    Since    Director and Head of Internal          N/A          N/A
CGM                                 Officer and        2002     Control for Citigroup Asset
125 Broad Street, 11th Floor        Treasurer                   Management U.S. Mutual Fund
New York, NY 10004                                              Administration from 1999-2002;
Age 41                                                          Vice President, Head of Mutual
                                                                Fund Administration and Treasurer
                                                                at Oppenheimer Capital from
                                                                1996-1999

Kaprel Ozsolak                      Controller         Since    Vice President of CGM                  N/A          N/A
CGM                                                    2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor                  Secretary          Since    Managing Director of CGM;              N/A          N/A
CGM                                                     1993    General Counsel and Secretary of
300 First Stamford Place, 4th Floor                             SBFM and TIA
Stamford, CT 06902
Age 52

--------
 *Each Director and Officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Fund as defined in the Investment
  Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

     21 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Fund hereby designates for the fiscal year ended April 30, 2003:

    . For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 84.74%.

     22 Smith Barney Hansberger Global Value Fund | 2003 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND



           DIRECTORS                INVESTMENT MANAGER
           Paul R. Ades             Smith Barney Fund Management LLC
           Herbert Barg
           Dwight B. Crane          SUB-INVESTMENT ADVISER
           R. Jay Gerken, Chairman  Hansberger Global Investors, Inc.
           Frank G. Hubbard
           Jerome H. Miller         DISTRIBUTOR
           Ken Miller               Citigroup Global Markets Inc.

           OFFICERS                 CUSTODIAN
           R. Jay Gerken            State Street Bank and
           President and Chief        Trust Company
           Executive Officer
                                    TRANSFER AGENT
           Lewis E. Daidone         Citicorp Trust Bank, fsb.
           Senior Vice President    125 Broad Street, 11th Floor
           and Chief Administrative New York, New York 10004
           Officer
                                    SUB-TRANSFER AGENT
           Richard L. Peteka        PFPC Global Fund Services
           Chief Financial Officer  P.O. Box 9699
           and Treasurer            Providence, Rhode Island
                                    02940-9699
           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

   Smith Barney Hansberger Global Value Fund



 This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Hansberger Global Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY HANSBERGER GLOBAL VALUE FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarneymutualfunds.com




 (C)2003 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD01490 6/03
                                                                        03-4941

ITEM 2.  CODE OF ETHICS.

         Not applicable.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.


ITEM 6.  [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]


ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

         (b) In the last 90 days, there have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 10. EXHIBITS.

         (a)      Not applicable.

         (b)      Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.


Smith Barney Investment Funds Inc.

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         Smith Barney Investment Funds Inc.

Date:    June 30, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ R. Jay Gerken
         (R. Jay Gerken)
         Chief Executive Officer of
         Smith Barney Investment Funds Inc.

Date:    June 30, 2003


By:      /s/ Richard Peteka
         Chief Financial Officer of
         Smith Barney Investment Funds Inc.

Date:    June 30, 2003